UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2019

Dollar General Corporation
(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Mission Ridge Goodlettsville, Tennessee	37072
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ⃞

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 14, 2019, Dollar General Corporation (the “Company”) issued a news release regarding results of operations and financial condition for the fiscal 2018 fourth quarter (13 weeks) and full year (52 weeks) ended February 1, 2019. The news release is furnished as Exhibit 99 hereto.

The information contained within this Item 2.02, including the information in Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 12, 2019, Mr. Robert D. Ravener, Executive Vice President and Chief People Officer, advised the Company of his intention to retire effective May 27, 2019.

ITEM 7.01	REGULATION FD DISCLOSURE.

The information set forth in Item 2.02 above is incorporated herein by reference. The news release also sets forth statements regarding, among other things, the Company’s outlook, as well as the Company’s planned conference call to discuss the reported financial results, the Company’s outlook, and certain other matters, and announces that on March 13, 2019, the Company’s Board of Directors approved a $1 billion increase in the Company’s share repurchase authorization and declared a quarterly cash dividend of $0.32 per share on the Company’s outstanding common stock. The dividend will be payable on or before April 23, 2019 to shareholders of record on April 9, 2019. Although the Board currently expects to continue regular quarterly cash dividends, the declaration and amount of future cash dividends are subject to the Board’s sole discretion and will depend upon, among other things, the Company’s results of operations, cash requirements, financial condition, contractual restrictions and other factors that the Board may deem relevant in its sole discretion. Under the share repurchase authorization, purchases may be made in the open market or in privately negotiated transactions from time to time subject to market and other conditions. The share repurchase authorization has no expiration date.

The information contained within this Item 7.01, including the information in Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired. N/A
(b)	Pro forma financial information. N/A
(c)	Shell company transactions. N/A
(d)	Exhibits. See Exhibit Index to this report.

EXHIBIT INDEX

Exhibit No.	Description

99	News release issued March 14, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 14, 2019	DOLLAR GENERAL CORPORATION

		By:	/s/ Rhonda M. Taylor
Rhonda M. Taylor
Executive Vice President and General Counsel

3